SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 17, 2006, the Compensation Committee of the Registrant’s Board of Directors approved changes to the following forms of agreement:

•	Restricted Stock Agreement Under the IBERIABANK Corporation 2005 Stock Incentive Plan attached to this report as Exhibit 10.1 and incorporated herein by reference

•	Stock Option Agreement Under the IBERIABANK Corporation 2005 Stock Incentive Plan attached to this report as Exhibit 10.2 and incorporated herein by reference.

The changes were made to standardize these forms.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Form of Restricted Stock Agreement Under the IBERIABANK Corporation 2005 Stock Incentive Plan.

Exhibit 10.2	Form of Stock Option Agreement Under the IBERIABANK Corporation 2005 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: May 19, 2006	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
10.1	Form of Restricted Stock Agreement Under the IBERIABANK Corporation 2005 Stock Incentive Plan

10.2	Form of Stock Option Agreement Under the IBERIABANK Corporation 2005 Stock Incentive Plan